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                                                                    EXHIBIT 32.1

                             CHIEF EXECUTIVE OFFICER
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Enterasys Networks, Inc. (the "Company") on Form 10-Q for the three months ended April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Aslett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Mark Aslett
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Mark Aslett
Chief Executive Officer
May 12, 2005